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                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED JANUARY 10, 1997
                                      TO
                         PROSPECTUS DATED MAY 1, 1996

  This supplements the information contained in the prospectus ("Prospectus") of Metropolitan Life Separate Account UL ("Separate Account"), dated May 1, 1996, relating to certain flexible premium variable life insurance policies ("Policies"). You should keep this Supplement to the Prospectus for future reference. (You may obtain an additional copy of the Prospectus, free of charge, if you write to or call Metropolitan Life Insurance Company at the address or telephone number set out below.)

  1. The second sentence under the definition of Target Premium on page 4 of the Prospectus is replaced with the following:

  "For Policies issued on or after May 1, 1996, in connection with other than large groups, 100% of the estimated annual amount that satisfies the 7-Pay test based on the issue age of the insured and the specified face amount of insurance and standard underwriting class, as established as of the Date of Policy. For such Policies issued in connection with other than large groups, the target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount."

  2. The following replaces subsection (2) in the first sentence of the first paragraph under "Policy Benefits--Minimum Death Benefit" on page 11 of the
Prospectus:

  (2) a percentage of cash value as computed pursuant to the Cash Value Accumulation test formula below and generally reflected in Table II below, or, for Policies issued in connection with large groups and depending which form of Policy is elected, a percentage of cash value set forth in Table I below.

  3. The following replaces the second, third and fourth sentences in the first paragraph under "Policy Benefits--Minimum Death Benefit" on pages 11 and 12 of the Prospectus:

  For Policies issued in connection with large groups, the standard Policy contains a minimum death benefit determined under Table I. If the Policy owner elects a Policy with a special endorsement, the death benefit will be determined in accordance with the terms of the endorsement which is generally reflected in Table II. Any discussion of Table I in the Prospectus is applicable only to Policies issued in connection with large groups.

  4. The following is added after the fourth paragraph under "Cash Value-- Illustrations" on page 19 of the Prospectus and replaces the fourth and fifth paragraphs under "Illustrations of Death Benefits and Cash Values and Accumulated Premiums" on page 31 of the Prospectus:

  The guaranteed charges illustrations assume: (1) a cost of insurance rate equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality tables; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten policy years and 3% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% for amounts in excess of one target premium in all Policy years; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .90% of the average daily value of the assets in the Separate Account attributable to the Policies.
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  The current charges illustrations assume: (1) the current cost of insurance rate; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten policy years and 0% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% of premiums paid in excess of one target premium in Policy years one through ten; and .05% of all premiums paid in Policy years eleven and after; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .60% (.30% after the ninth Policy year) of the average daily value of the assets in the Separate Account attributable to the Policies.

  5. The following is added as the second to the last sentence of the first paragraph under "Payment and Allocation of Premiums--Premium Limitations" on page 25 of the Prospectus:

  "Premium Payments that cause the minimum death benefit as described under "Policy Benefits--Minimum Death Benefit" above to exceed the death benefit then in effect under the death benefit option chosen may require evidence of insurability satisfactory to Metropolitan Life, in order to be accepted."

  6. The following replaces the first sentence in the second paragraph under "Charges and Deductions--Sales Load" on page 28 of the Prospectus:

  For Policies issued in connection with groups other than large groups, if a Policy is surrendered at any time during the first three Policy years, any sales load deducted within 365 days prior to the date the request for surrender is received at Metropolitan Life's Designated Office will be refunded.

  7. The last parenthetical in the first sentence of the third paragraph under "Illustrations of Death Benefits and Cash Values and Accumulated Premiums on page 31 of the Prospectus is deleted.



                      Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, NY 10010
                                (908) 602-6400